Investor Outreach September 2025 Exhibit 99.1

Cautionary Statements Information Current as of July 31, 2025 Except as expressly noted, the information in this presentation is current as of July 31, 2025 – the date of filing IDACORP's and Idaho Power’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 - and should not be relied upon as being current as of any subsequent date. IDACORP and Idaho Power disclaim any obligation to update this presentation, except as required by applicable law. Forward-Looking Statements This presentation (and oral statements relating to this presentation) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical facts, that express or involve discussions of expectations, beliefs, plans, objectives, outlooks, assumptions, or future events or performance are forward-looking. Forward-looking statements are not guarantees of future performance, involve estimates, assumptions, risks, and uncertainties, and may differ materially from actual results, performance, or outcomes. Factors that may cause actual results or outcomes to differ materially from those contained in forward-looking statements include those listed in IDACORP, Inc.'s and Idaho Power Company's most recently filed periodic reports on Form 10-K and Form 10-Q, including (but not limited to) the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections, and in other reports the companies file with the U.S. Securities and Exchange Commission. Those factors also include the following, among others: • Decisions or actions by state and federal regulators affecting Idaho Power's ability to recover costs and earn a return on investment; • Changes to or elimination of Idaho Power’s regulatory cost recovery mechanisms; • Ability to timely obtain permits and construct, and expenses and risks of capital expenditures and contractual obligations for, utility infrastructure, including the impacts of inflation, price volatility (including due to tariffs), supply chain constraints, and supplier and contractor delays and failure to satisfy project quality and performance standards; • Impacts of economic conditions, including an inflationary or recessionary environment, interest rates, and tariffs, on items such as operations and capital investments and changes in customer demand; • The rapid addition of new industrial and commercial customer load and the volatility and timing of such new load demand, resulting in increased risks and costs of power demand potentially exceeding available supply; • The potential financial impacts of industrial customers not meeting forecasted power usage ramp rates or volumes; • Risks of operating an electric utility system, including compliance with regulatory obligations and potential liability for fires, outages, and personal injury or property damage; • Acts or threats of terrorism, cyber or physical security attacks, and other acts seeking to disrupt Idaho Power's operations or the electric power grid or compromise data; • Abnormal or severe weather conditions, wildfires, droughts, earthquakes, and other natural phenomena and natural disasters; • Ability to acquire equipment, materials, fuel, power, and transmission capacity on reasonable terms and prices; • Impacts of current and future governmental regulation and ability to timely obtain, and the cost of obtaining and complying with, government permits and approvals, licenses, and rights-of-way and siting for transmission and generation projects; • Ability to obtain debt and equity financing when necessary and on satisfactory terms; • Ability to continue to pay dividends and achieve target dividend-payout ratios, and contractual and regulatory restrictions on those dividends; and • Changing market dynamics due to the emergence of day ahead or other energy and transmission markets in the western United States and surrounding regions. New factors emerge from time to time, and it is not possible for the companies to predict all such factors, nor can they assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Table of Contents Key Investment Highlights 1 IDACORP Profile 2 IDACORP at a Glance 3 Idaho Power Company Overview 4 Idaho Power’s 2024 Energy Portfolio 5 Growing Common Stock Dividend 6 Idaho Economic Snapshot and Growth 7 Growing Load and Customer Growth 8 Large-Load Customer Construction Site 9 Large-Load Customer Construction Site 10 Boardman-to-Hemingway 11 Other High-Voltage Transmission Project Updates 12 2025 IRP Preferred Portfolio and Action Plan 13 2025 IRP System Peak Forecast 14 Request for Proposal Update 15 Capital Expenditures Forecast 16 Total System Rate Base Growth Forecast 17 Total Retail and Residential Average Rates 18 Idaho Rate Case Activity 19 Earnings Support & Revenue Sharing Mechanism 20 Liquidity Profile 21 Financing Plan Forecast 22 Debt Maturity Profile and Credit Ratings 23 Wildfire Risk Mitigation 24 New Wildfire Standard of Care Act 25 Appendix 2025 Earnings Per Share Guidance and Estimated Key Operating Metrics A-1 Historical Earnings Guidance vs. Actual EPS A-2 2025 Integrated Resource Plan A-3 All-Time High Summer and Winter System Peak Demand A-4 A Strong Generation Portfolio A-5 Tradition of Corporate Responsibility A-6 Regulatory Commissioners A-7 Select Recent Regulatory Activity A-8 Experienced and Independent Directors A-9 Recent Safety Performance A-10 Our Commitment to Our Customers A-11 Our Commitment to Our Employees A-12 Micron Expansion Drives Further Growth A-13 Hells Canyon Relicensing A-14 Boardman-to-Hemingway A-15 Gateway West A-16 Contact Information A-17

Key Investment Highlights Regulated Earnings Supports Steady Earnings & Cash Flow Profile • 98%+ of earnings driven by regulated utility operations • 17 years of consecutive earnings growth achieving a ~7% EPS CAGR since 2007 • Total return is further supported by historic dividend growth at ~8% CAGR since 2011 1 Strong Balance Sheet & Investment Grade Ratings • No holding company debt; strong balance sheet with a manageable debt maturity schedule • Regulatory framework supports credit profile through various cost recovery mechanisms and innovative tax credit usage Industry Leading Growth Driven by Visible Capex • ~16.1% projected rate base CAGR from 2025 - 2029 as of February 20, 2025 • ~$5.6 billion capital plan from 2025 - 2029 supports IDA’s industry leading growth • Demographic trends throughout IDA’s service area drive capital plans to reliably serve robust growth Demographic Trends Support Customer Affordability • Idaho Power’s total retail customer rates are 25% - 30% below national average • Economic development provides robust customer and load growth trends, limiting the impact to affordability and supporting IDA’s earnings growth profile; growth-pays-for-growth regulatory regime Coal to Gas Conversion • Plan to convert all remaining coal units to natural gas by 2030 Robust Wildfire Mitigation Plan in Place • Idaho Power has a robust Wildfire Mitigation Plan, including Public Safety Power Shutoff protocols • Much of the service area is comprised of relatively low vegetation and extreme wind events are rare • Legal standard in Idaho based on negligence, with a standard of care established by a new statute in 2025

IDACORP Profile • Core electric utility – focused on our core business • Sustained strong customer and load growth in the service area, with future acceleration from residential and industrial growth • Executable capital program of growth and reliability-driven infrastructure – a diverse set of investments in generation, transmission, and distribution, supported by a robust IRP • Rapid rate base growth from projects necessary for reliability, system hardening, and meeting customer growth • Customer affordability intact in the capex plan with total customer retail rates 25% to 30% below the national average • Hydro base is the core of our generation portfolio • Coal to Gas Conversions – planned conversion of all remaining coal-fired operations to gas generation by 2030 • 99.96% reliability for customers and top tier customer satisfaction scores • Culture of controlling costs • 193% increase in the dividend since 2011 • Target dividend payout ratio of 50-60% of earnings over the long-term • Strong balance sheet with a manageable debt maturity stack • No holding company debt • Constructive regulatory environment and supportive state regulation • Recent rate case outcomes de-risk regulatory uncertainty (over a decade of plant additions with no material capital disallowance in 2023 and 2024 Idaho & 2023 Oregon rate cases) • Refreshed and renewed tax credit mechanism reduces regulatory lag. • 17 consecutive years of growth in earnings BUILDING OUR FUTURE 2

IDACORP at a Glance IDACORP Financial Snapshot(1): • Revenue: $1.83 billion • Diluted earnings per share: $5.50 • Annualized Dividends per share: $3.52 • Return on Average Equity: 9.3% • IPC PP&E, net: $6.5 billion Company Quick Facts(2): • Vertically integrated energy company • 3.8 GW of generation and storage • ~650k customers; 24k sq.mi. service area (1) As of December 31, 2024 for financial metrics; dividend annualized as of September 2025. (2) As of June 30, 2025. Residential 45% Commercial 25% Industrial 17% Irrigation 13% Retail Revenues by Customer Class 2024 Pure play electric utility with robust growth driven by strong economic development 2.5% Customer Count Growth 12-months ending June 30, 2025 3

Idaho Power Company Overview(1) A-14 (1) As of August 2025.

Idaho Power’s 2024 Energy Portfolio* *Because we sell the renewable energy credits associated with our renewable energy and participate in the wholesale energy market, the overall mix does not represent the energy delivered to customers. Source: U.S. Energy Information Administration. Total may not equal 100% due to rounding. 5

$0.30 $0.33 $0.38 $0.43 $0.47 $0.51 $0.55 $0.59 $0.63 $0.67 $0.71 $0.75 $0.79 $0.83 $0.86 $0.88 $1.20 $1.32 $1.52 $1.72 $1.88 $2.04 $2.20 $2.36 $2.52 $2.68 $2.84 $3.00 $3.16 $3.32 $3.44 $3.52 Q4 2011Q1 2012Q4 2012Q4 2013Q4 2014Q4 2015Q4 2016Q4 2017Q4 2018Q4 2019Q4 2020Q4 2021Q4 2022Q4 2023Q4 2024Q4 2025 Q4 2011Q1 2012Q4 2012Q4 2013Q4 2014Q4 2015Q4 2016Q4 2017Q4 2018Q4 2019Q4 2020Q4 2021Q4 2022Q4 2023Q4 2024Q4 2025 • Committed to deliberately reinvesting in Idaho Power’s growth while efficiently managing dilution • Long-term target dividend payout ratio of 50% to 60% of sustainable IDACORP earnings • Annualized 2024 dividend payout ratio was 62.3 percent as of 12/31/2024 Growing Common Stock Dividend(1) 6 Quarterly Dividend Per Share Annualized Dividend Per Share (1) As of September 2025. See IDACORP’s most recent Annual Report on Form 10-K for a discussion of factors that may affect dividends.

Idaho Economic Snapshot and Growth Moody’s GDP Growth Projections for Idaho Power’s Service Area: • 2025: 4.5% • 2026: 3.7% 2.5% (Year-over-year) Idaho Power Customer Growth 7 600,000 610,000 620,000 630,000 640,000 650,000 660,000 2021 2022 2023 2024 2025 *Source: Economic Modeling Specialist International, 2024 Q4; Data from US Bureau of Economic Analysis and US Department of Labor Statistics Twelve Months Ended June 30, 2025

Growing Load and Customer Growth 5-Year Forecasted Annual Growth Rate 20-Year Forecasted Annual Growth Rate Retail Sales (Billed MWh) Annual Peak (Peak Demand) Retail Sales (Billed MWh) Annual Peak (Peak Demand) 2025 IRP 8.3% 5.1% 2.7% 1.9% 2023 IRP 5.5% 3.7% 2.1% 1.8% 2021 IRP 2.6% 2.1% 1.4% 1.4% 2025 IRP Load Forecast(1) vs. Prior IRPs (1) Included in the above table are the load forecast assumptions in the 2025 IRP filed in June 2025 – note the growth period shown above is for the 2025-2029 time period. 8

Large-Load Customer Construction Site 9

Large-Load Customer Construction Site 10

Boardman-to-Hemingway Broke ground in June of 2025 • OPUC, IPUC, and WPSC granted respective certificates of public convenience and necessity • Idaho Power’s interest in Boardman-to-Hemingway (B2H) is ~45% • Long-term transmission service commitment to Bonneville Power Administration’s customers across southern Idaho included in agreement • In-service date expected in late-2027 11

Other High-Voltage Transmission Project Updates • Gateway West – Included in 2025 IRP – Idaho Power and PacifiCorp are coordinating construction and segment allocations • Southwest Intertie Project – North – Construction expected to begin as early as 2025 and take approximately two years to complete – IPC agreed to purchase ~11% of the line upon the in- service date – IPC entered into a capacity entitlement agreement for an additional ~11% of the capacity commencing upon the in- service date 12

2025 IRP Preferred Portfolio and Action Plan* *The table above comes from the 2025 IRP page 5. Link: 2025 Integrated Resource Plan • Flexible Resources Needed – 450 MW of new gas in 2029 and 2030 • Additional Capacity Resources Needed – 355 MW of peak capacity resources in 2028 and 2029 • Continued Need for Transmission – B2H and SWIP-N needed in preferred portfolio 13

2025 IRP System Peak Forecast* *The graph above comes from the 2025 IRP Appendix A Sales and Load Forecast page 10. Link: 2025 Integrated Resource Plan Appendix A: Sales and Load Forecast14

RFP Update(1)(2)

Year	Owned	Contracted	CEYW(3)
2023	120 MW BESS		40 MW Solar
2024	96 MW BESS	100 MW Solar	
2025	80 MW BESS	150 MW BESS	200 MW Solar
2026	250 MW BESS	200 MW Market Purchase	125 MW Solar
2027(4)		100 MW Solar; 100 MW BESS	320 MW Solar
2028	Final shortlist acknowledged by OPUC March 2025		
2029	167 MW Gas		

2028 RFP Final Short List(2)

Technology	Structure
300 MW solar	Asset Purchase
80 MW solar	PPA
149 MW solar	PPA
178.6 MW wind	Benchmark/Asset Purchase
400 MW solar	PPA
150 MW BESS	Asset Purchase
100 MW BESS	BSA

2029+ RFP Final Short List(2)

Technology	Structure
167 MW gas	Self-Build
200 MW solar + 100 MW BESS	PPA/BSA
200 MW solar	Asset Purchase
200 MW BESS	BSA
149 MW solar	Asset Purchase
20 MW LDES	Self-Build
60 MW BESS	Self-Build
200 MW BESS	BSA
300 MW solar	PPA
200 MW wind	PPA
215 MW BESS	Asset Purchase/BSA
115 MW BESS	Self-Build

(1) Distribution site battery storage is excluded.
(2) More information on the 2028 and Beyond RFP is available on Idaho Power's website (Request for New Resources - Idaho Power) and the OPUC website under Docket No. UM2317 State of Oregon: Public Utility Commission of Oregon.
(3) Clean Energy Your Way.
(4) The developer of the 300 MW Idaho Power-owned wind project and 300 MW wind project subject to a power purchase contract previously reported in this table has delayed the project due to uncertainty around federal land use policies. IPC is pursuing other resources to meet capacity and energy deficits.

15

Capital Expenditures Forecast(1) 2025 – 2029 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 2025 2026 2027 2028 2029 $ M ill io n s New Capacity & Energy Resources ($0M-$463M) Distribution ($216M-$262M) High Voltage Transmission ($190M-$406M) Transmission ($87M-$222M) Hydro ($107M-$166M) General Plant ($76M-$104M) Thermal ($10M-$68M) (1)As of February 20, 2025. This graphic is a representation of the 5-year capital expenditures forecast. See IDACORP’s 2024 Form 10-K for a summary of project types included in the 5-year forecast. New capacity and energy resources are subject to the outcome of RFP processes. In September 2025, the developer of the 300 MW Idaho Power-owned wind project included in this chart has delayed the project due to uncertainty around federal land use policies. IPC is pursuing other resources to meet capacity and energy deficits. ~$554M actual per year average, previous 5 years ~103% increase ~$1,127M per year average forecast 16

$4.6B $0.4B(2) $1.2B $1.7B $2.1B $0.7B $0.5B $0.7B $3.5 $4.0 $4.5 $5.0 $5.5 $6.0 $6.5 $7.0 $7.5 $8.0 $8.5 $9.0 $9.5 $10.0 $10.5 2024 2025 2026 2027 2028 2029 R at e B as e in $ B ill io n s 2024 2025 -2029 HCC Construction work in progress (CWIP) estimated year-end balance Total System Rate Base Growth Forecast (1) (1)As of February 20, 2025. If the net balances of Idaho Power’s capital additions and retirements since Idaho Power's 2024 Idaho limited scope rate case and its forecasted capital additions and retirements were approved by its regulators to be included in base rates, Idaho Power’s total system rate base could reach approximately $9.7 billion by the end of 2029, the year through which Idaho Power currently forecasts capital expenditures. Idaho Power’s 2024 Idaho limited scope rate case provided for a return on a rate base of about $4.4 billion (system total), which excludes net rate base on coal-related assets related to North Valmy and Jim Bridger plants of approximately $0.2 billion which are included through regulatory mechanisms. The 2024 rate base amounts are adjusted in this graphic over time to reflect the ultimate decline in net rate base of coal-related assets. Coal-related rate base is expected to be fully collected by the end of 2028 and 2030, respectively, through separate regulatory orders. In September 2025, the developer of the 300 MW Idaho Power-owned wind project included in the chart above as rate base has delayed the project due to uncertainty around federal land use policies. IPC is pursuing other resources to meet capacity and energy deficits. (2)Hells Canyon Complex (HCC) relicensing costs becoming eligible for rate base is subject to the Federal Energy Regulatory Commission’s granting of a new operating license. Estimated to be approximately $0.4 billion of rate base for illustration purposes. As of February 20, 2025, Idaho Power believed that the HCC license would be issued as early as 2026; however, as of July 31, 2025, Idaho Power believed that the license would not be issued until 2027 or later. 16.1% CAGR 2025-2029 ~$5.1B 17

Total Retail and Residential Average Rates Average Rates (cents / kilowatt-hour) (1) Edison Electric Institute “Typical Bills and Average Rates Report” 12 Months Ending 12/31/2024. Total Retail Residential $0.06 $0.07 $0.08 $0.09 $0.10 $0.11 $0.12 $0.13 $0.14 $0.15 $0.16 2020 2021 2022 2023 2024 Idaho Power National Average(1) $0.09 $0.10 $0.11 $0.12 $0.13 $0.14 $0.15 $0.16 $0.17 $0.18 2020 2021 2022 2023 2024 Idaho Power National Average (1) 18

Idaho General Rate Case • Filed with the IPUC on May 30, 2025 • Rates requested to become effective January 1, 2026 • Request includes: – Increase of $199.1 million, or 13.09%, in total Idaho-jurisdictional revenue – 10.4% Idaho-jurisdiction ROE and a 51% equity ratio – Authorization to establish a tracking mechanism for incremental depreciation and interest expense – Authorization to designate additional ADITCs for investment tax credits earned through 2028 as eligible for revenue sharing mechanism, with a $75 million annual cap 19

Earnings Support & Revenue Sharing Mechanism (1) Pursuant to the 2023 Settlement Stipulation, Order No. 36042, effective January 1, 2024. The illustration depicts the expected benefit of the mechanism. The 2023 Settlement Stipulation removed the existing $25 million annual cap on the amount of accelerated amortization of ADITCs and established a 9.6 percent Idaho ROE as the threshold for revenue sharing of Idaho jurisdiction earnings between Idaho Power and Idaho customers with all revenue sharing through the power cost adjustment (PCA). Earnings exceeding 9.6 percent will be allocated 80 percent to Idaho Power's Idaho customers as a rate reduction to be effective at the time of the subsequent year's PCA, and 20 percent to Idaho Power. (2) As of July 31, 2025, Idaho Power expected to use between $60 and $77 million additional accumulated deferred investment tax credits (ADITCs) in 2025. Ability to utilize additional ADITCs annually to achieve Idaho ROE of 9.12% (2) 9.12% Earnings Support Line (1) 9.6% Revenue Sharing Line (1) Earnings above 9.6% allocated 80% to Idaho customers, 20% to Idaho Power (1) As of December 31, 2024, Idaho Power had utilized $29.8M with $77M available for future use $126.8 million shared with Idaho customers since 2009, including $68.1 million reduction in customer pension obligations 20

Liquidity (millions) As of June 30, 2025 IDACORP(1) Idaho Power Net balance available(2) $ 100.0 $ 400.0 Liquidity Profile (1) Holding company only. (2) IDACORP’s and Idaho Power’s respective $100 million and $400 million revolving credit facilities, expiring in December 2029, net of commercial paper outstanding and amounts identified for other use. As of June 30, 2025, there was no commercial paper outstanding or amounts identified for other use. (3) IDACORP entered into an Equity Distribution Agreement (EDA) on May 20, 2024, pursuant to which it may issue, offer, and sell, from time to time, up to an aggregate gross sales price of $300 million of shares of its common stock through an at-the-market (ATM) offering program, which includes the ability to enter into Forward Sale Agreements (FSAs). During the three months ended June 30, 2025, IDACORP did not issue common stock pursuant to the EDA, including settling previously executed FSAs, nor did it execute any additional FSAs. (4) IDACORP entered into FSAs, independent of the ATM offering program, with forward counterparties on May 8 & 9, 2025. As of June 30, 2025, pursuant to the terms of the FSAs, IDACORP could have settled by physical delivery of 5,180,180 shares to the forward counterparties in exchange for net proceeds of $560.4 million. The FSAs provide for settlement on a date or dates to be specified at IDACORP’s discretion, but which is expected to occur on or prior to November 9, 2026. IDACORP Equity Financing (millions) Remaining as of June 30, 2025 Net Proceeds Available as of June 30, 2025 Settled To-Date At-the-Market Offering Program(3) $ 155.5 $ 143.5 – Forward Sale Agreements(4) – $ 560.4 – Simple long-term debt and common stock capital structure with no holding company debt 21

$3,300 $(1,200) $1,400 $2,200 $(140) $(5,800) $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Net Cash from Operations Issued Repaid Capital Expenditures(3) Dividends ----------------------Debt ---------------------- Equity Content ------------------------Equity ------------------------ $ M ill io n s (1) As of February 20, 2025. Financings plans are for illustrative purposes only and are subject to change. (2) Difference between cash inflow versus cash outflow is managed through cash balance as of 12/31/24. (3) Forecast capital expenditures include allowance for borrowed funds used during construction. Financing Plan Forecast (1) (2) 2025 – 2029 22

Debt Maturity Profile and Credit Ratings ($ Millions) – as of September 22, 2025 $ 1 1 6 $ 8 0 $ 1 2 3 $ 7 0 $ 4 0 5 $ 6 0 $ 2 4 0 $ 1 0 0 $ 1 0 0 $ 1 3 5 $ 2 5 0 $ 1 2 0 $ 4 5 0 $ 4 6 2 $ 3 5 0 $ 4 0 0 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046 2047 2048 2049 2050 2051 2052 2053 2054 2055 Limited near-term refinancing pressure and manageable refinancing needs and windows of opportunity IDACORP Idaho Power Issuer Rating Moody’s S&P Moody’s S&P Long-term Baa2 BBB Baa1 BBB Short-term P-2 A-2 P-2 A-2 Outlook Negative Stable Negative Stable 23

Wildfire Risk Mitigation Quantifying Wildfire Risk • Leveraged a consultant to model wildfire risk relative to Idaho Power’s service area • Of 24,000 square mile service area, only 11% of transmission lines and 9% of distribution lines are in wildfire risk zones • Much of the service area is comprised of relatively low vegetation • Wind events akin to coastal Santa Ana conditions are rare • Current legal standard in Idaho based on negligence; standard will be based on the Wildfire Standard of Care Act after IPUC-approved Wildfire Mitigation Plan (WMP) • Statutory limit of approximately $509 thousand on non-economic damages in Idaho Wildfire Risk Mitigation • Wildfire Mitigation Plan, which is provided to the PUCs, is focused on preventing wildfire ignition from Idaho Power facilities and burn-ins to Idaho Power facilities and has been in place since 2021 • WMP includes protocols for Public Safety Power Shutoff (protocols have been in place for several years, first de-energization in summer of 2024), operating procedures, system hardening, and vegetation management • Fire weather forecasting is performed daily during fire season, and practices are adjusted accordingly • WMP Technology – Fire weather stations, Wildfire detection Cameras, Thermal Inspections, use of drones to increase inspection capabilities, enhanced wildfire risk modeling, and the use of line monitors for fault and early failure detection24

Idaho - Senate Bill SB 1183 went into effect in July 2025(1) • The law provides further clarity as it relates to utility wildfire liability, while ensuring utilities operate in a manner that reduces wildfire risk. – Requires electric utilities to develop wildfire mitigation plans and submit them to the Idaho Public Utilities Commission for approval. – A Commission-approved plan establishes a clear standard of care in operations, maintenance, repair, and upgrades. • Establishes a statutory wildfire-related liability standard. – Complements the long-standing legal framework in Idaho based on negligence and caps on liability. – In any civil action where wildfire damages are sought, the Act creates a rebuttable presumption that the utility was not negligent if, with respect to the cause of the fire, the utility reasonably implemented the Commission-approved wildfire mitigation plan. • Makes it easier for utilities to reduce wildfire risk. – Permits electric utilities, with notice, to access privately-owned land or easements or rights-of-way on land owned by the state, a federal agency, or a tribal government for purposes of performing work in accordance with their approved wildfire mitigation plans. Electric utilities may inspect, repair, or upgrade their assets, infrastructure, or facilities and are protected from trespass liability with respect to such access. New Wildfire Standard of Care Act 25 (1) IPUC Staff has recommended the commission direct Idaho Power to file its 2026 WMP for approval on October 1, 2025 – decision is pending.

Appendix

2025 Earnings Per Share Guidance and Estimated Key Operating Metrics Current(1) Previous(2) IDACORP Earnings Guidance (per diluted share) $ 5.70 – $ 5.85 $ 5.65 – $ 5.85 Idaho Power Additional Amortization of ADITC (millions) No Change $ 60 – $ 77 Idaho Power O&M Expense (millions) No Change $ 465 – $ 475 Idaho Power Capital Expenditures, Excluding Allowance for Funds Used During Construction (millions) No Change $ 1,000 – $ 1,100 Idaho Power Hydropower Generation (millions megawatt-hours) 7.0 – 8.0 7.0 – 8.5 (1) As of July 31, 2025. Assumes normal weather conditions and normal power supply expenses for the remainder of 2025. (2) As of May 1, 2025, the date of filing IDACORP's and Idaho Power’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025.A-1

* Represents the mid-point of IDACORP’s opening EPS guidance – based on normal weather and water conditions. $2.73 $2.88 $3.08 $3.28 $3.48 $3.73 $3.88 $3.98 $4.18 $4.38 $4.55 $4.70 $4.95 $5.05 $5.40 $3.00 (1) $3.43 (1) $3.46 (1) $3.64 $3.85 $3.87 $3.94 $4.21 $4.49 $4.61 $4.69 $4.85 $5.11 $5.14 $5.50 $2.70 $3.00 $3.30 $3.60 $3.90 $4.20 $4.50 $4.80 $5.10 $5.40 $5.70 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025E Mid-Point of Opening Guidance * Actual Diluted EPS (1)2010-2012 data adjusted for effect of a change in accounting method for IDACORP Financial Services affordable housing investment amortization.A-2 Historical Earnings Guidance vs. Actual EPS (Mid-Point of Opening EPS Guidance vs. Actuals) EPS Guidance of $5.70 – $5.85 as of July 31, 2025

2025 Integrated Resource Plan A-3

2,000 2,300 2,600 2,900 3,200 3,500 3,800 1:00 AM 2:00 AM 3:00 AM 4:00 AM 5:00 AM 6:00 AM 7:00 AM 8:00 AM 9:00 AM 10:00 AM 11:00 AM 12:00 PM 1:00 PM 2:00 PM 3:00 PM 4:00 PM 5:00 PM 6:00 PM 7:00 PM 8:00 PM 9:00 PM 10:00 PM 11:00 PM 12:00 AM January 16, 2024 – 2,719 MW July 22, 2024 – 3,793 MW A-4 All-Time High Summer and Winter System Peak Demand Prior highest summer peak: June 30, 2021 – 3,751 MW Time of the day M eg aw at ts

A Strong Generation Portfolio A-5 * Idaho Power does not own or operate the solar, wind, geothermal, biomass, cogeneration, and certain hydroelectric facilities portrayed on this map. However, the Company buys generation from these facilities under long-term power purchase agreements. ** As of December 31, 2024.

A-6 Tradition of Corporate Responsibility From our core values to our daily work practices, we hold ourselves to high standards. These standards are set and supported by every level of leadership, with oversight by our experienced Board of Directors. We combine a strategic approach to ensuring efficient operations with a practical approach to mitigating risk, resulting in our company’s continued success and trusted service. This responsible governance translates to earnings growth for our investors, proactive response to changing environmental and regulatory conditions for our customers and maintaining a status as an employer of choice for our employees Responsible Governance

Regulatory Commissioners A-7 Idaho Commissioner Term Expires Political Party Affiliation Dayn Hardie 2031 Republican John Hammond 2027 Democrat Edward Lodge 2029 Republican Oregon Commissioner Term Expires Political Party Affiliation Karin Power 2029 Democrat Les Perkins 2028 Independent Letha Tawney 2028 Democrat Appointed to Staggered 6-Year Terms Appointed to Staggered 4-Year Terms

Select Recent Regulatory Activity

Rate Jurisdiction	Filing Date	Filing Description	Annual Revenue Change	Status	Comments/Status
Idaho	6/1/2023	General Rate Case	+$54.7 million	Settlement Stipulation Approved	Settlement stipulation includes a 4.25% average customer rate increase effective January 1, 2024. As well as a 9.6% ROE and an overall authorized rate of return of 7.247% applied to an Idaho-jurisdiction rate base of ~$3.8 billion and a non-specified cost of debt and capital structure. The agreement adds ~$50m of ADITCs for future earnings support and removes the annual cap on ADITC usage.
Oregon	12/15/2023	General Rate Case	+6.7 million	Settlement Stipulations Approved	Settlement stipulations include a total rate increase of $6.7 million effective on October 15, 2024, or 12.14% average customer rate increase. Oregon retail rate base of approximately $189 million, Oregon-jurisdiction authorized rate of return of 7.302%, 50% equity capitalization.
Idaho	5/31/2024	Limited-Issue Rate Case	+$50.1 million	Approved	Limited-issue rate case approved a total rate increase of $50.1 million effective on January 1, 2025, or 3.7% average customer rate increase. The limited-issue request focused on revenue requirements for incremental plant additions and incremental O&M labor costs since the 2023 Idaho general rate case. The Company did not request any changes to other aspects of the settlement stipulation approved by the IPUC for the Company's 2023 Idaho general rate case.
Idaho	3/14/2025	Application to increase customer rates (cash only)	+$29.7 million (deferred)	Pending	Application requesting an order authorizing an increase to customer rates of $29.7 million, rates would become effective October 1st, 2025 or earlier if IPUC so orders, to recover incremental financing costs, or AFUDC, associated with the HCC relicensing project. If approved as requested, this would result in increased cash revenue that would be deferred revenue until the project is placed in-service.
Idaho	3/14/2025	Annual FCA filing	-$40.7 million	Approved	Annual fixed cost adjustment (FCA) filing proposing a decrease in the FCA. The proposed 2025-2026 FCA rates would represent an annual decrease of $40.7 million, or 5.28 percent, from current rates. The FCA applies to residential and small commercial customers and is designed to remove a portion of Idaho Power's disincentive to invest in energy efficiency programs by decoupling the recovery of fixed costs from the variable charge.
Idaho	4/15/2025	Annual PCA filing	-$94.8 million	Approved	Annual power cost adjustment (PCA) filing proposing a decrease in the PCA. The proposed 2025-2026 FCA rates would represent an annual decrease of $94.8 million. To address the volatility of power supply costs, Idaho Power's power cost adjustment mechanism in Idaho allows Idaho Power to recover from customers, or refund to customers, most of the fluctuations in power supply costs.
Idaho	5/30/2025	2025 General Rate Case	+$199.1 million	Pending	Full general rate case includes a total rate increase of $199.1M, or 13.09%. Requests a 51% Equity ratio and a 10.4% ROE on $5.1B of ID rate base not including jointly owned coal facilities. Requests an incremental depreciation and interest tracking mechanism. Also, requesting additional ADITC for the ADITC mechanism based on new investment tax credits earned through 2028 with a new annual cap of $75M.

A-8

Experienced and Independent Directors A-9 © - Committee Chair ‡ - Independent Chair of the Board Board Structure and Independence Director Independent Audit Compensation & Human Resources Corp. Gov. and Nominating Executive Odette C. Bolano ✓ ✓ Annette G. Elg ✓ © ✓ ✓ Lisa A. Grow © Judith A. Johansen ✓ © ✓ ✓ Dennis L. Johnson ‡ ✓ © ✓ Nate R. Jorgensen ✓ ✓ ✓ Michael J. Kennedy ✓ ✓ Scott W. Madison ✓ ✓ Susan D. Morris ✓ ✓ Dr. Mark Peters ✓ ✓

A-10 Recent Safety Performance Awarded EEI inaugural Thomas F. Farrell, II Safety Leadership and Innovation Award in 20220.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 10-Yr Avg. 2018 2019 2020 2021 2022 2023 2024 2025 OSHA Recordable Rates National Average* EEI Idaho Power *National Average not yet available for 2024, as of the date of this presentation. EEI data presented 2018 – 2021 for 1,000 – 1,999 employees, 2022 and beyond 2,000 – 3,999 employees.

My Account Our Commitment to Our Customers(1) A-11 Standard Measurement Idaho Power National Average* Average Number of Outages (System Average Interruption Frequency Index) 1.09 1.38 Average Duration of Outages (System Average Interruption Duration Index) 2.20 hours 5.70 hours Average Time Until Restoration (Customer Average Interruption Duration Index) 2.02 hours 4.34 hours *EIA Form 861 2023 reliability data set. (1) As of 12/31/24 99.96%

A-12 We work together. We build together. We stand together. Throughout Idaho Power’s 100-year history, our skilled and dedicated employees have remained the foundation of our company. They fulfill our commitments to customers, shareowners and each other today and every day. Idaho Power provides competitive pay and benefits and supports our employees through our values of safety, integrity and respect and a healthy work-life balance. Together, we build a secure and healthy future. For more information on Idaho Power’s employee benefits, please visit: idahopower.com/about-us/careers/what-we-offer/ Our Commitment to Our Employees

Micron Expansion Drives Further Growth • In early October 2023, Micron Technology, Inc. initiated construction on its new ~$15 billion memory manufacturing fab in Boise, Idaho • Idaho Power has also commenced construction of the new 15- acre CHIP substation to support Micron’s expansion • New cleanroom space of 600,000 square feet for DRAM production which will ramp up over a five-year period • Micron announced plans to invest $75 million over the next 10 years toward Idaho community and workforce development priorities through the Idaho Community Investment Framework • In June 2025, Micron announced plans to build a second memory manufacturing fab in Boise. Source: Micron press releasesA-13

• Three-dam complex on the Snake River, along Idaho and Oregon border • Original license expired in 2005 • Annual license renewal since original expiration • Settlement order received in 2018 approving cost prudency of $216.5M • Currently collecting $8.8 million of AFUDC annually as deferred revenues • Filed in March 2025 to request collection of an additional $29.7 million of AFUDC annually; rates would become effective October 1st, 2025 or earlier if IPUC so orders • Idaho and Oregon filed respective water quality certifications under Section 401 (CWA) in May 2019, clearing a path for FERC consideration • Annual costs (including AFUDC) to obtain new long-term license likely to range from $35M-$45M until issuance of the license • In April 2025, FERC issued a notice revising the schedule for completing the supplemental environmental impact statement • New 50-year requested license estimated to be issued in 2027 or later • Forecast of relicense-related rate base at estimated license issuance (as of December 31, 2024 and including AFUDC): ~$497 million Hells Canyon Relicensing Application for Renewal of Federal License Hells Canyon, Idaho and Oregon Border A-14

Boardman-to-Hemingway

High-Voltage Transmission Line Project

- **Idaho Power's interest in Boardman-to-Hemingway is ~45%**
- Idaho Power to provide transmission service to BPA's customers across Southern Idaho
- Expected in-service date – late 2027
- Capacity – 1,000 MW east to west; 1,050 MW west to east
- Total project cost estimated between **approximately $1.5 billion and $1.7 billion**, including Idaho Power's AFUDC
- Final records of decision (ROD) issued by BLM, U.S. Forest Service and Department of Navy
- Third party lawsuits challenging BLM and U.S. Forest Service RODs were dismissed, not appealed
- Oregon Energy Facilities Siting Council (EFSC) final order issued October 2022 to grant Idaho Power a site certificate to construct the line – Oregon Supreme Court decision affirmed EFSC decision in March 2023. Idaho Power secured two amendments to the site certificate to accommodate route changes and enhance constructability
- CPCNs received from Idaho, Oregon, and Wyoming utility commissions in June 2023
- Idaho Power and PacifiCorp executed a Construction Funding Agreement in June 2023, which was approved by FERC in September 2023
- **Broke ground June 2025**



WASHINGTON
OREGON
LONGHORN
Boardman
Hermiston
Stanfield
UMATILLA
WEST OF BOMBING RANGE ROAD ALTERNATIVES 1/2
Pendleton
Pilot Rock
Ione
Lexington
Heppner
MORROW
Meacham
La Grande
UNION
Hilgard
Island City
MORGAN LAKE ALTERNATIVE
Union
Telocaset
North Powder
Enterprise
WALLOWA
IDAHO
OREGON IDAHO
ADAMS
Haines
Keating
Baker City
BAKER
EXISTING 230-KV REBUILD
Durkee
Council
GRANT
Canyon City
Lime
Huntington
EXISTING 138-KV REBUILD
Weiser
Brogan
Jamieson
MALHEUR
Payette
PAYETTE
Ontario
Westfall
Vale
Emmett
Harper
DOUBLE MOUNTAIN ALTERNATIVE
Adrian
HARNEY
Burns
Caldwell
Marsing
Nampa
Map Area
OREGON
HEMINGWAY
OWYHEE
Murphy

A-15

Gateway West High-Voltage Transmission Line Project A-16 • A joint project between Idaho Power and PacifiCorp • Total cost for Idaho Power’s share of project in the range of $900 million to $1.1 billion, including AFUDC • Record of decision issued in November 2013 (excluding segments 8 and 9) • Record of decision by BLM for segments 8 and 9 issued in April 2018 • PacifiCorp has constructed and commissioned a 140-mile segment of its portion of the project in Wyoming, and permitting and pre-construction activities are underway for segment 8, between Hemingway and Midpoint substations • Idaho Power and PacifiCorp are coordinating construction and segment allocations

# Contact Information

John R. Wonderlich
Investor Relations Manager
(208) 388-5413
JWonderlich@idahopower.com



WWW.IDACORPINC.COM

WWW.IDAHOPOWER.COM

A-17